Exhibit 10.13
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Notice of Grant of Stock Options                IMS Health Incorporated
and Option Agreement
                                                ID: 06-1506026
                                                200 Nyala Farms
                                                Westport, CT  06880

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                                                        Plan:          IH98
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Effective  ____________,  you have been granted a non-qualified  stock option to buy ______ shares of IMS Health Incorporated (the Company) stock at $_________ per share.

Shares will vest in accordance with the following schedule:

          Percent Vesting          Vest Date             Expiration Date
          ---------------          ---------             ---------------
             one-third
             one-third
             one-third

If your employment terminates for any reason, other than death or Disability (as defined in the Plan) after the date of grant of the above options, you may exercise any options that were vested on the date of termination for a period of 90 days after such date. All unvested options on the date of such termination of employment shall terminate.

If your employment terminates by reason of death or Disability after the date of grant of the above options (i) any unexercised options will vest in full and
(ii) such options may then be exercised during the shorter of (A) the remaining stated term of such options or (B) five years after the date of death or Disability.

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By the Company's signature below, and your acceptance of the stock option grant, you and the Company agree that these options are governed by the terms and conditions of the Company's Employees' Stock Incentive Plan and the Plan Prospectus, all of which are attached and made part of this document.

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/s/ Kenneth S. Siegel


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Kenneth S. Siegel
SVP, General Counsel and Secretary
IMS Health Incorporated